UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2009
UNITED BANCORP, INC.
(Exact name of registrant as specified in its charter)

Ohio	0-16540	34-1405357
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

201 South 4th Street, Martins Ferry, Ohio	43935-0010
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (740) 633-0445
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On January 28, 2009, United Bancorp, Inc. issued a press release announcing its results of operations and financial condition for and as of, respectively, the fiscal periods ended December 31, 2008, unaudited. The press release is furnished as Exhibit No. 99 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished herewith:

Exhibit
Number	Exhibit Description

99	Registrant’s press release, dated January 28, 2009

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2009	United Bancorp, Inc.

/s/ Randall M. Greenwood

Randall M. Greenwood
Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit
Number	Exhibit Description

99	Registrant’s press release, dated January 28, 2009